[***] = CERTAIN PORTIONS OF THIS DOCUMENT, MARKED WITH ASTERISKS, HAVE BEEN REDACTED BECAUSE THE IDENTIFIED PORTIONS ARE (I) NOT MATERIAL AND (II) TREATED AS PRIVATE OR CONFIDENTIAL BY THE REGISTRANT
AMENDMENT NO. 1 TO THE COMMERCIAL MANUFACTURING AND SUPPLY AGREEMENT
This Amendment No. 1 to the Commercial Manufacturing and Supply Agreement (the “Amendment”) is made as of the date of the last signature below (the “Effective Date”) by and between Agilent Technologies, Inc., a Delaware corporation (“Agilent”), with offices at [***] (“Agilent”), and Arrowhead Pharmaceuticals, Inc., a Delaware corporation (“Arrowhead:) having a principal place at 177 E. Colorado Blvd., Suite 700, Pasadena, CA, 91105.
INTRODUCTION
A.    WHEREAS, the Parties entered into a Commercial Manufacturing and Supply Agreement dated August 7, 2025 (the “Agreement”); and
B.    WHEREAS, the Parties wish to amend the Agreement as set forth below.
NOW, in consideration of the foregoing and the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Agilent and Arrowhead each agree as follows:
1.    Section 7(d) of the Agreement is hereby deleted and replaced with the following:
7(d)    Advance Payment. [***] prior to the Quarter in which the Molecule is to be manufactured, Agilent may invoice Arrowhead against each applicable Purchase Order a percentage amount equaling [***] of the price of each applicable Batch to be manufactured in such Quarter as an advance payment for such Batches. Arrowhead shall pay such invoices in accordance with Section 9.c. [***]. Agilent may revise such advance payment percentage no more than once per year or upon any material adverse change specific to Arrowhead that would affect Arrowhead’s ability to perform its obligations hereunder. Agilent shall notify Arrowhead in writing of any such changes to the advance payment percentage.
2.    Miscellaneous.
2.1    Except as provided in this Amendment, all terms used in this Amendment that are not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.
2.2    In the event of any conflict or inconsistency between the provisions of the Agreement and this Amendment, the provisions of this Amendment shall control and govern.
2.3    Except as specifically modified and amended herein, all of the terms, provisions, requirements and specifications contained in the Agreement remain in full force and effect.
2.4    This Amendment may be executed in any number of counterparts, including facsimile or scanned PDF documents. Each such counterpart, facsimile or scanned PDF document

[***] = CERTAIN PORTIONS OF THIS DOCUMENT, MARKED WITH ASTERISKS, HAVE BEEN REDACTED BECAUSE THE IDENTIFIED PORTIONS ARE (I) NOT MATERIAL AND (II) TREATED AS PRIVATE OR CONFIDENTIAL BY THE REGISTRANT
shall be deemed an original instrument, and all of which, together, shall constitute one and the same executed Amendment. The Parties agree that the execution of this Amendment by exchanging pdf signatures, and/or by industry standard electronic signature software, shall have the same legal force and effect as the exchange of original signatures. In any proceeding arising under or relating to this Amendment, each Party hereby waives any right to raise any defense or waiver based upon execution of this Amendment by means of such electronic signatures or maintenance of the executed agreement electronically.
IN WITNESS WHEREOF, the Parties hereby execute this Amendment No. 1 as of the last date written below.

Agilent Technologies, Inc.		Arrowhead Pharmaceuticals, Inc.
By:	/s/ Blake Unterreiner	By:	/s/ Dave Bormett
Name:	Blake Unterreiner	Name:	Dave Bormett
Title:	VP & Business Unit Leader ATD	Title:	Group VP, Plant Management
Date:	10/13/2026	Date:	10/7/2026

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